SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 14, 2001

                             COMMISSION FILE NUMBER:

                           MICRON ENVIRO SYSTEMS, INC.
                           ---------------------------
        (Exact name of small business issuer as specified in its charter)

Nevada                                                               98-0202944
------                                                               ----------
(State or other        (Primary Standard Industrial            (I.R.S. Employer
jurisdiction of         Classification Code Number)          Identification No.)
incorporation or
organization)

1500 West Georgia, Suite 980, Vancouver, British Columbia               V6G 2Z6
----------------------------------------------------------              -------
(Address of principal executive offices)                              (Zip Code)


                                 (604) 719.3705
                                 --------------
                (Issuer's Telephone Number, including Area Code)


             Suite 200, 17920-105th Avenue Edmonton, Alberta T2S 2H5
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




                              Thomas E. Stepp, Jr.
                                 Stepp Law Group
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

                                   Page 1 of 3
                              There are No Exhibits



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5.     OTHER EVENTS

The Company has changed its corporate address from 17920-105 Avenue, Suite 200, Edmonton, Alberta, Canada T5S 2H5 to 1500 West Georgia, Suite 980, Vancouver, British Columbia, V6G 2Z6. The Company's new telephone number is (604)719-3705.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

On September 12, 2001, Bernard McDougall, Steve Amdahl and Paul Stringer were appointed to the Company's Board of Directors.

On September 14, 2001, three of our directors, Rodney Hope, Wayne Minion and Stan Schellenberger, resigned their positions as directors of the Company, and those resignations were accepted by the Company's Board of Directors on that date. None of these directors resigned because of any disagreement with the Company on any matter relating to the Company's operations, policies or practices, nor has any such director furnished the Company with a letter describing any such disagreement.

Rodney Hope also resigned his position as President of the Company effective September 14, 2001. The Board of Directors appointed Bernard McDougall as President on September 14, 2001.

ITEM 7.     FINANCIAL STATEMENTS

Not Applicable.

ITEM 8.     CHANGE IN FISCAL YEAR

Not Applicable.

ITEM 9.    REGULATION FD DISCLOSURE

Not Applicable.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MICRON ENVIRO SYSTEMS, INC.

                                               By: /s/ Bernard McDougall
Date: November 8, 2001                         --------------------------------
                                               Bernard McDougall
                                               President and Director